                               EXHIBIT 10.19

                                                   Lease Agreement No. 2885
Dated: November 15, 1996
                                                           Schedule No. 015
                       COMERICA LEASING CORPORATION

                              LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated DECEMBER 21, 1993, by and between COMERICA LEASING CORPORATION (herein "CLC") as Lessor, and THE COLONEL'S, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT: (Describe equipment fully, including make, kind of unit, serial numbers, and other pertinent information which is herein called "Equipment"):

"As further described in attached Exhibit A"

3. LOCATION: The equipment described above shall be located at 951 AIKEN ROAD, OWOSSO, MI 49224.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLC as rental payments aggregating $1,755,280.80 plus any applicable sales and/or use taxes thereon payable in 84 MONTHLY payments of $20,896.20 each, plus any applicable sales and/or use taxes commencing DECEMBER 30, 1996, and on the same calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLC AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLC specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLC as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                                  Lessee's Initials: RLS

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING CORPORATION       THE COLONEL'S, INC.
(Lessor)                           (Lessee)


                                   Address:  620 South Platt Road,
                                             Milan, MI 48160

By:  /S/ BRIAN M. RIS              By:/S/ RICHARD SCHOENFELDT
     Brian M. Ris                         Richard Schoenfeldt

Its: Lease Marketing Officer       Its:   Controller

Dated: November 15, 1996

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

                         LEASE AGREEMENT NO. 2885

                             SCHEDULE NO. 015


QUANTITY            DESCRIPTION                                  SERIAL NO.

1              HM 6.0" Model TM111 Extruder Including:           95212
1              Extrusion Lines, Dies, Forming Lines, Screen
               Changers, Tooling                                 NA
1              Sheet Line System                                 95214
1              Omart Sheet Thickness Gauge                       95222
1              Supplemental Dip Tank                             NA
1              Shear                                             95216
1              Stacker                                           95218
1              Sheet Die and Stand                               195010
1              Kenics Mixer                                      195011
1              Process Control HPM EPM-11 Allen Bradley
               Control System                                    95224
1              Adapter                                           195012
1              Training, Setup, Freight, Rigging, and
               Installation                                      95220
               All electrical, air, and water hookups, and all accessories and attachments thereto







Agreed and Accepted:


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)

By:  /S/ BRIAN M. RIS                   By:/S/ RICHARD SCHOENFELDT
     Brian M. Ris                              Richard Schoenfeldt

Its: Lease Marketing Officer            Its:   Controller

                       COMERICA LEASING CORPORATION


                    DELIVERY AND ACCEPTANCE CERTIFICATE



TO:  COMERICA LEASING CORPORATION


RE:  LEASE AGREEMENT NUMBER 2885 DATED AS OF DECEMBER 21, 1993
     BETWEEN COMERICA LEASING CORPORATION, LESSOR, AND THE UNDERSIGNED
     LESSEE



The undersigned hereby certifies that all of the goods, chattels and equipment ("Equipment") described in the Schedule Number 015 to that certain lease referenced above have been furnished to the undersigned at the location designated in said Schedule, that delivery and installation of the Equipment have been inspected and accepted by the undersigned as satisfactory as of the date set forth below.

The undersigned understands that Lessor is relying on this certificate in its purchase of the Equipment and, to induce Lessor to purchase the Equipment, the undersigned agrees to settle all claims, set-offs and counterclaims it may have with the vendor or vendors of the Equipment directly with such vendor or vendors and will not set-off any thereof against Lessor; and the undersigned further understands and agrees that the undersigned's obligations to Lessor under the Lease are absolute, that Lessor is neither the manufacturer, distributor nor seller of the Equipment and LESSOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY OR AGREEMENT WITH RESPECT TO THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT INCLUDING ITS FITNESS FOR THE PURPOSE AND USES OF LESSEE. The undersigned hereby acknowledges that it has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor(s) or supplier(s) thereof for lease to the undersigned.

Dated:  November 15, 1996

                                   THE COLONEL'S, INC.
                                   (Lessee)



                                   By: /S/ RICHARD SCHOENFELDT
                                           Richard Schoenfeldt

                                   Its:    Controller

November 15, 1996


Craig Hegstrom
Cambridge Underwriters, LTD.
15415 Middlebelt Road
Livonia, MI 48154

Phone Number: (313) 525-0927

RE:       PHYSICAL DAMAGE INSURANCE

          POLICY #35338463

          COMPANY:  FEDERAL INSURANCE COMPANY

          EXPIRATION: OCTOBER 1, 1997

Dear Sir/Madam:

The undersigned is presently leasing the following equipment from Comerica Leasing Corporation:

               "As further described in attached Exhibit A"

Cost: $1,340,685.00

We hereby authorize and request that our policies be amended and that Certificates of Insurance be issued showing Comerica Leasing Corporation as loss payee for physical damage risks. We also request that 30-day notice to Comerica Leasing Corporation of cancellation be noted and provided in the certificates.

Please forward certificates to:

                       COMERICA LEASING CORPORATION
                        29201 Telegraph, 2nd Floor
                           Southfield, MI 48034

We appreciate your cooperation and request this matter be handled expeditiously.


                                   Very truly yours,


                                   THE COLONEL'S, INC.


                                   By:/S/ RICHARD SCHOENFELDT
                                          Richard Schoenfeldt, Controller

Dated:    November 15. 1996

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

                         LEASE AGREEMENT NO. 2885

                             SCHEDULE NO. 015





QUANTITY            DESCRIPTION                                  SERIAL NO.

1              HM 6.0" Model TM111 Extruder Including:           95212
1              Extrusion Lines, Dies, Forming Lines, Screen
               Changers, Tooling                                 NA
1              Sheet Line System                                 95214
1              Omart Sheet Thickness Gauge                       95222
1              Supplemental Dip Tank                             NA
1              Shear                                             95216
1              Stacker                                           95218
1              Sheet Die and Stand                               195010
1              Kenics Mixer                                      195011
1              Process Control HPM EPM-11 Allen Bradley
               Control System                                    95224
1              Adapter                                           195012
1              Training, Setup, Freight, Rigging, and
               Installation                                      95220
               All electrical, air, and water hookups, and all accessories and attachments thereto.






Agreed and Accepted:

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)

By:  /S/ BRIAN M. RIS                   By:/S/ RICHARD SCHOENFELDT
     Brian M. Ris                              Richard Schoenfeldt

Its: Lease Marketing Officer            Its:   Controller

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCHEDULE

                   RE: LEASE NO. 2885, SCHEDULE NO. 015
PER      DATE       DOLLAR AMT     % OF COST  % OF RENT      PER     DATE       DOLLAR AMT   % OF COST    % OF RENT
---      ----       ----------     ---------  ---------      ---     ----       ----------   ---------    ---------
1     12/29/96     1,349,622.89    100.6667     76.3893      37     12/29/99    861,654.74     64.2697     49.0893
2      1/29/97     1,227,584.87     99.7688     76.2035      38      1/29/ 0    846,363.59     63.1292     48.2181
3      2/27/97     1,325,466.58     98.8649     75.5131      39      2/28/ 0    830,970.50     61.9810     47.3412
4      3/29/97     1,313,267.51     97.9550     74.8181      40      3/29/ 0    815,474.80     60.8252     46.4584
5      4/29/97     1,300,987.12     97.0390     74.1185      41      4/21/ 0    799,375.78     59.6617     45.5697
6      5/29/97     1,288,624.85     96.1169     73.4142      42      5/29/ 0    784,172.78     58.4905     44.6751
7      6/29/97     1,276,180.17     95.1887     72.7052      43      6/29/ 0    768,365.08     57.3114     43.7745
8      8/29/97     1,263,652.52     94.2542     71.9915      44      7/29/ 0    752,452.00     56.1244     42.8679
9      8/29/97     1,251,041.36     93.3136     71.2730      45      8/29/ 0    736,432.84     54.9296     41.9553
10     9/29/97     1,238,346.12     92.3667     70.5497      46      9/29/ 0    720,306.88     53.7268     41.0366
11    10/29/97     1,225,566.25     91.4134     69.3217      47     10/29/ 0    704,073.42     52.5159     40.1117
12    11/29/97     1,212,701.17     90.4538     69.0887      48     11/29/ 0    687,731.73     51.2970     39.1807
13    12/29/97     1,199,750.33     89.4879     68.3509      49     12/29/ 0    671,281.09     50.0700     38.2435
14     1/29/98     1,186,713.16     88.5154     67.6082      50      1/29/ 1    654,720.79     48.8348     37.3001
15     2/27/98     1,173,589.06     87.5365     66.8605      51      2/27/ 1    638,050.08     47.5913     36.3503
16     3/29/98     1,160,377.48     86.5511     66.1078      52      3/29/ 1    621,268.24     46.3396     35.3942
17     4/29/98     1,147,077.81     85.5591     65.3501      53      4/29/ 1    604,374.52     45.0795     34.4318
18     5/29/98     1,133,689.49     84.5605     64.5874      54      5/29/ 1    587,368.17     43.8110     33.4629
19     6/29/98     1,120,211.90     83.5552     63.8195      55      6/29/ 1    570,248.45     42.5341     32.4876
20     7/29/98     1,106,644.47     82.5432     63.0466      56      7/29/ 1    553,014.59     41.2487     31.5058
21     8/29/98     1,092,986.56     81.5245     62.2685      57      8/29/ 1    535,665.85     39.9546     30.5174
22     9/29/98     1,079,237.65     80.4990     61.4852      58      9/29/ 1    518,201.44     38.6520     29.5224
23    10/29/98     1,065,397.05     79.4666     60.6967      59     10/29/ 1    500,620.61     37.3407     28.5208
24    11/29/98     1,051,464.19     78.4274     59.9029      60     11/29/ 1    482,922.57     36.0206     27.5126
25    12/29/98     1,037,438.44     77.3812     59.1038      61     12/29/ 1    465,106.54     34.6917     26.4976
26     1/29/99     1,023,319.18     76.3281      582995      62      1/29/ 2    447,171.74     33.3540     25.4758
27     2/27/99     1,099,105.79     75.2679     57.4897      63      2/27/ 2    429,117.38     32.0073     24.4472
28     3/29/99       994,797.65     74.2007     56.6746      64      3/29/ 2    410,942.65     30.6517     23.4118
29     4/29/99       980,394.12     73.1264     55.8540      65      4/29/ 2    392,646.76     29.2870     22.3695
30     5/29/99       965,894.57     72.0449     55.0279      66      5/29/ 2    374,228.89     27.9133     21.3202
31     6/29/99       951,298.36     70.9561     54.1964      67      6/29/ 2    355,688.24     26.5303     20.2639
32     7/29/99       936,604.83     69.8602     53.3593      68      7/29/ 2    337,023.99     25.1382     19.2006
33     8/29/99       921,813.35     68.7569     52.5166      69      8/29/ 2    318,235.30     23.7368     18.1302
34     9/29/99       906,923.26     67.6463     61.6683      70      9/29/ 2    299,321.36     22.3260     17.0526
35    10/29/99       891,933.91     66.5282     50.8143      71     10/29/ 2    280,281.33     20.9058     15.9679
36    11/29/99       876,844.62     65.1027     49.9547      72     11/29/ 2    261,114.36     19.4762     14.8759

Note: The date reflects the LAST DAY the Casualty amount is valid.
      Percentage of Rent reflects percentage of Gross Rentals
      ($1,755,280.80).

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCHEDULE

                   RE:  LEASE NO. 2885, SCHEDULE NO. 015

          PER      DATE       DOLLAR AMT    % OF COST    % OF RENT
          ---      ----       ----------    ---------    ---------
          73     12/29/ 2     241,319.62    189.0370      13.7767
          74      1/29/ 3     222,396.24     16.5883      12.6701
          75      2/27/ 3     202,843.37     15.1298      11.5562
          76      3/29/ 3     183,160.15     13.6617      10.4348
          77      4/29/ 3     163,345.71     12.1838       9.1060
          78      5/29/ 3     143,399.17     10.6960       8.1696
          79      6/29/ 3     123,319.60      9.1983       7.0256
          80      7/29/ 3     103,106.28      7.6906       5.3741
          81      8/29/ 3      82,758.15      6.1728       4.7148
          82      9/29/ 3      62,274.36      4.6450       3.5478
          83     10/29/ 3      41,654.01      3.1069       2.3731
          84     11/29/ 3      20,396.20      1.5586       1.1905









        Note: The date reflects the LAST DAY the Casualty amount is valid. Percentage of Rent reflects Percentage of Gross Rentals ($1,755,280.80).


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


By:   /S/ BRIAN M. RIS                  By: /S/ RICHARD SCHOENFELDT
      Brian M. Ris                              Richard Schoenfeldt

Its:  Lease Marketing Officer           Its:    Controller

      COMERICA LEASING CORPORATION                                     5260
                              Equipment Account


                                                                 74-478/724


                                                  NOVEMBER 15, 1996

PAY
TO THE
ORDER OF     **THE COLONEL'S, INC. AND HPM CORPORATION**          $380,685.00

   THREE HUNDRED EIGHTY THOUSAND SIX HUNDRED EIGHTY-FIVE AND 00/100 DOLLARS

      Comerica
      Comerica Bank - Ann Arbor, N.A.
      Ann Arbor, Michigan 48104


FOR   LEASE #2885-015                   /S/________________________________

1. NO.  OF ADDITIONAL SHEETS  STATE   COUNTY     STATE BILLING ACCT.  NO.
                             Michigan                      MO88UC


2. LESSEE(S)/DEBTOR(S) (LAST NAME FIRST) & ADDRESS(ES) 3. LESSOR/SECURED PARTY(IES) & ADDRESS(ES)

   The Colonel's, Inc.                       Comerica Leasing Corporation
   620 South Platt Road                      29201 Telegraph Road
   Milan, MI 481160                          Southfield, MI 48034
   Tax I.D. No. 38-2411367                   Lease # 2885-015

THIS STATEMENT REFERS TO THE ORIGINAL FINANCING STATEMENT BEARING THE FOLLOWING FILE NUMBER(S):

Sec. of State - File No. C998626        Liber ________ Page _______________
Date Filed   AUGUST 3, 1995             Reg. of Deeds - File No.___________
                                        Date Filed_________________________

4.   [ ] Continuation    The original financing statement bearing file
                         number shown above, is still effective.

5.   [ ] Termination     Secured party no longer claims a security interest
                         under the financing statement bearing file number shown above.

6.   [ ] Assignment      The secured party's right under the financing
                         statement bearing file number shown above to the property described in Item 10 has been assigned to the assignee whose name and address appears in
                         Item 10.

7.   [X] Amendment       Financing statement bearing file number shown
                         above is amended as set forth in Item 10.

8.   [ ] Release         Secured Party releases the collateral described in
                         Item 10 from the financing statement bearing file number shown above.

9.   [ ] Other           Specify in Item 10.

10.  "Equipment as more fully described on attached Exhibit A".

The Colonel's, Inc.                          Comerica Leasing Corporation


By: /S/ RICHARD SCHOENFELDT                  By: /S/ BRIAN M. RIS
     SIGNATURE(S) OF LESSEE(S)/DEBTOR(S)     SIGNATURE OF LESSOR/SECURED
                                              PARTY OR ASSIGNEE OF RECORD

Its: Richard Schoenfeldt, Controller         Its: Brian M. Ris, Lease
                                                  Marketing Officer



                              DEBTOR(S) COPY

Dated: November 15, 1996



                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

                         LEASE AGREEMENT NO. 2885

                             SCHEDULE NO. 015

   Amended to include Equipment attached to One (1) HPM 6.0" Model TM111
         Extruder, Serial Number 95212 as more fully described by
                           Serial Numbers below:


QUANTITY            DESCRIPTION                                  SERIAL NO.

1              Extrusion Lines, Dies, Forming Lines, Screen
               Changers, Tooling                                 NA
1              Sheet Line System                                 95214
1              Omart Sheet Thickness Gauge                       95222
1              Supplemental Dip Tank                             NA
1              Shear                                             95216
1              Stacker                                           95218
1              Sheet Die and Stand                               195010
1              Kenics Mixer                                      195011
1              Process Control HPM EPM-11 Allen Bradley
               Control System                                    95224
1              Adapter                                           195012
1              Training, Setup, Freight, Rigging, and
               Installation                                      95220
               All electrical, air, and water hookups, and all accessories and attachments thereto.


Agreed and Accepted:


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)



By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller

1. NO.  OF ADDITIONAL SHEETS   STATE    COUNTY    STATE BILLING ACCT.  NO.
                              Michigan                      MO88UC


2. LESSEE(S)/DEBTOR(S) (LAST NAME FIRST) & ADDRESS(ES) 3. LESSOR/SECURED PARTY(IES) & ADDRESS(ES)

     The Colonel's, Inc.                Comerica Leasing Corporation
     951 Aiken Road                     29201 Telegraph Road
     Owosso, MI 49224                   Southfield, MI 48034
     Tax I.D. No. 38-2411367            Lease # 2885-015

THIS STATEMENT REFERS TO THE ORIGINAL FINANCING STATEMENT BEARING THE FOLLOWING FILE NUMBER(S):

Sec. of State - File No. C998630        Liber _______ Page_________________
Date Filed   AUGUST 3, 1995             Reg. of Deeds - File No.___________
                                        Date Filed_________________________

4.   [ ] Continuation    The original financing statement bearing file
                         number shown above, is still effective.

5.   [ ] Termination     Secured party no longer claims a security interest
                         under the financing statement bearing file number shown above.

6.   [ ] Assignment      The secured party's right under the financing
                         statement bearing file number shown above to the property described in Item 10 has been assigned to the assignee whose name and address appears in
                         Item 10.

7.   [X] Amendment       Financing statement bearing file number shown
                         above is amended as set forth in Item 10.

8.   [ ] Release         Secured Party releases the collateral described in
                         Item 10 from the financing statement bearing file number shown above.

9.   [ ] Other           Specify in Item 10.

10.  "Equipment as more fully described on attached Exhibit A".

The Colonel's, Inc.                          Comerica Leasing Corporation


By: /S/ RICHARD SCHOENFELDT                  By: /S/ BRIAN M. RIS
     SIGNATURE(S) OF LESSEE(S)/DEBTOR(S)     SIGNATURE OF LESSOR/SECURED
                                              PARTY OR ASSIGNEE OF RECORD

Its: Richard Schoenfeldt, Controller         Its: Brian M. Ris, Lease
                                                  Marketing Officer



                              DEBTOR(S) COPY

Dated: NOVEMBER 15, 1996



                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

                         Lease Agreement No. 2885

                             Schedule No. 015

   Amended to include Equipment attached to One (1) HPM 6.0" Model TM111
Extruder,
   Serial Number 95212 as more fully described by Serial  Numbers below:


QUANTITY            DESCRIPTION                                  SERIAL NO.

1              Extrusion Lines, Dies, Forming Lines, Screen
               Changers, Tooling                                 NA
1              Sheet Line System                                 95214
1              Omart Sheet Thickness Gauge                       95222
1              Supplemental Dip Tank                             NA
1              Shear                                             95216
1              Stacker                                           95218
1              Sheet Die and Stand                               195010
1              Kenics Mixer                                      195011
1              Process Control HPM EPM-11 Allen Bradley
               Control System                                    95224
1              Adapter                                           195012
1              Training, Setup, Freight, Rigging, and
               Installation                                      95220
               All electrical, air, and water hookups, and all accessories and attachments thereto.



Agreed and Accepted:


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)



By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller